                                                                   Exhibit 10.12

El.En. s.p.A.
ELECTRONIC ENGINEERING

Capital Stock:
Declared E 2,423,817.76
Subscribed and paid-in E 2,392,000.00
Via Baldanzese. 17 - 50041 CALENZANO (FI)
Tel. (055) 8826807 - Fax (055) 8632884
E-Mail: elen@elen.it Web: www.elengroup.com

        ACT OF ASSIGNMENT OF OPTIONS ACCORDING TO THE REGULATIONS OF THE
                       "2004-2005 EMPLOYEE INCENTIVE PLAN"

Dear Sir

     MIKE DAVIN

DELIVERED BY HAND
Registration Number:________

On November 13, 2003, the Board of Directors of El.En. S.p.A. has arranged to assign to you the Options indicated hereinafter under the terms and conditions provided herein as supplemented by the regulations of the "2004-2005 Employee Incentive Plan" approved by the Board of Directors on said date.

No. of Options         20,000 (each option gives the right to subscribe, after
                       payment of the subscription price, 1 Share of El.En
                       S.p.A)

Date of Distribution   November 13, 2003

Subscription Price     E 15.78 (fifteen point seventy-eight euros)

Date of Exercise on    with regard to   The Communication of Exercise shall
penalty of loss        10,000 Options   reach the Company from November 18,
                                        2004 through December 31, 2004, from
                                        August 15, 2005, through September 30,
                                        2005, from November 18, 2005 through
                                        December 31, 2005.

                       with regard to   The Communication of Exercise shall
                       10,000 Options   reach the Company from August 15,
                                        2005, through September 30, 2005, from
                                        November 18, 2005 through December 31,
                                        2005.

For whatever is not indicated herein, the provisions in the "Regulations of the 2004-2005 Incentive Plan" having as their object "common shares of El.En. S.p.A." shall apply.

It is requested that a copy of this document, signed for acceptance, be returned.

Best Regards.

The Chairman of the Board of Directors
      Engineer Gabriele Clementi

     The undersigned MIKE DAVIN, as an employee of Cynosure Inc., a subsidiary of El.En. S.p.A.,

                               DECLARES EXPRESSLY

(a) that he accepts, as a prerequisite and essential condition of the aforementioned assignment, all rules contained in the Regulations of the 2004-2005 Incentive Plan in favor of the employees of the El.En. Group approved by the Board of Directors on November 13, 2003;

(b) that he agrees to respect all provisions referred to in the Regulations of the 2004-2005 Incentive Plan;

(c) that he thoroughly understands the content of the Regulations of the 2004-2005 Incentive Plan;

(d) that he is fully aware of the risks connected with the operation as governed by the Regulations of the 2004-2005 Incentive Plan, having evaluated them carefully.

Best Regards.

     for acceptance

Date: 12/17/03

                             [Employee's signature]

                 HAVING COMMON SHARES OF EL.EN S.P.A. AS OBJECT

                                  INTRODUCTION

The prerequisite and purpose of these regulations and of the Incentive Plan governed thereby is that of involving some of the employees (the "EMPLOYEES" as hereinafter defined) of the GROUP (as hereinafter defined) in the future economic and strategic development of said GROUP, permitting said EMPLOYEES to participate in the economic, and not just the economic, fruits of such development. In particular, this Incentive Plan is directed first of all toward stimulating the EMPLOYEES of the COMPANY (as hereinafter defined) and, secondly, toward maintaining the relationship of collaboration of the EMPLOYEES with the GROUP, for the purpose of consolidating the technical and technological capabilities developed by the GROUP, thereby providing the COMPANY with the internal stability needed for successfully overcoming the difficulties of a market in continuous growth and evolution also on the competitive level and, as well, the industrial and managerial transition phase that is achieved both in the stock price and in the expansion of the Company.

                                       ***

ARTICLE 1 OBJECT OF THE INCENTIVE PLAN

1.1. The option rights regulatee herein (hereinafter the "OPTIONS") are assigned as provided herein: (i) by decision of the Extraordinary Stockholders Meeting on July 16 (sixteen), 2002 (two thousand two) (hereinafter "APPROBATORY DECISION") of the company El.En. S.p.A. (hereinafter defined as the "COMPANY") whereby the power is conferred on the Board of Directors, in accordance with Article 2443 of the Civil Code, to proceed with an increase in capital stock up to a maximum of nominal E 124,800 (one hundred twenty-four thousand euros) to be placed in service of an incentive plan in favor of the employees of the Company and of the subsidiary companies thereof (hereinafter the "GROUP"); (il) by decision of the Board of Directors of the COMPANY made on November 13 (thirteen), 2003 (two thousand three) which, in execution of the APPROBATORY DECISION, has decided to increase the capital stock by total nominal maximums of E 13,145.60; and (iv) by any subsequent decisions of increase in capital that may be adopted by the Board of Directors in execution of the APPROBATORY DECISION. Assignment of the OPTIONS and of the rights and obligations relative thereto is subject to the terms and conditions indicated in thes regulations (the "REGULATIONS").

ARTICLE 2 ASSIGNMENT OF OPTIONS FOR SUBSCRIPTION OF SHARES

2.1. The OPTIONS referred to in these REGULATIONS will be assigned exclusively in favor of the category of Managers, Middle Managers, and Staff of the GROUP - as employees of said GROUP - who at the time of assignment of the OPTIONS are in an employee relationship with a company of the GROUP (hereinafter defined collectively as the "EMPLOYEES" and each of them individually as "EMPLOYEE").

2.2. The Board of Directors of the COMPANY, in accordance with the powers conferred by the Extraordinary Shareholders Meeting of the COMPANY held on July 16 (sixteen), 2002 (two thousand two), and within the maximum limits established by said meeting, has and shall have full power to determine:
     (i) to which of the MANAGERS to assign the OPTIONS, (ii) the number of OPTIONS to be assigned to each EMPLOYEE, (iii) the terms and conditions for exercise of the OPTIONS, all in application of these REGULATIONS.

2.3. The EMPLOYEES who are holders of the OPTIONS will have the right to subscribe for each OPTION assigned to them one share of the COMPANY with regular possession by paying the SUBSCRIPTION PRICE (as hereinafter defined), of which the portion exceeding the nominal value of the shares will be considered as surcharge.

2.4. The OPTIONS are granted free of charge to the EMPLOYEES, unless otherwise decided by the Board of Directors.

2.5. The OPTIONS and all rights incorporated in such option rights are strictly personal, nominative, non- transferable and non-negotiable (except for transferability because of death, albeit within the limits referred to in these REGULATIONS) and thus undistrainable and not usable in regard to debts or contracts assumed by each of the EMPLOYEES vis-a-vis the GROUP or third persons.

ARTICLE 3 MODES OF EXERCISE OF THE OPTIONS

3.1. The EMPLOYEES who are holders of the OPTIONS will have the right to exercise said OPTIONS and to subscribe the related shares with the modes, terms, and conditions set forth in these REGULATIONS and, in particular, by this Article 3, supplemented as appropriate by subsequent conditions that the Board of Directors may consider opportune to decide from time to time.

3.2. If the EMPLOYEE intends to exercise the OPTIONS, he shall communicate in writing to the COMPANY, using the mode of communication attached to these REGULATIONS as Attachment "A", his exercise of said OPTIONS and his own commitment to subscribe the number of shares corresponding to the OPTIONS and to pay the SUBSCRIPTION PRICE (such communication is hereinafter defined as the "COMMUNICATION OF EXERCISE").

3.3. The OPTIONS may be exercised in one or more tranches as decided from time to time by the Board of Directors, which in each act of assignment of OPTIONS will also determine the initial and final dates for delivery to the COMPANY of the COMMUNICATION OF EXERCISE relative to the OPTIONS assigned from time to time.

3.4. At the time of exercise of the OPTIONS, the EMPLOYEES will have to pay the COMPANY the SUBSCRIPTION PRICE for each of the SHARES subscribed. The SUBSCRIPTION PRICE is determined by the Board of Directors in full respect of what was established by the Extraordinary Shareholders Meeting on July 16 (sixteen), 2002 (two thousand two).

3.5. The exercise of the OPTIONS (hereinafter the "EXERCISE OF THE OPTIONS") will be understood as validly effected on the date of receipt by the Company of the COMMUNICATION OF EXERCISE together with the SUBSCRIPTION PRICE. The date of subscription of the shares (hereinafter the "DATE OF EXERCISE"), will be the date that will be established by the Board of Directors.

3.6. The subscription of the shares shall take place simultaneously with the payment in favor of the COMPANY of the total SUBSCRIPTION PRICE (i.e., obviously multiplied by the number of SHARES), as determined by the Board of Directors at the time of assignment of the OPTIONS. The total SUBSCRIPTION PRICE shall be paid to the COMPANY without burden of commission and expenses for the COMPANY'S account. To this end, the EMPLOYEE shall deposit with the COMPANY such amounts according to the administrative and accounting modes that will be indicated by said COMPANY.

3.7. The COMPANY will place at the disposal of the EMPLOYEE all shares subscribed by said EMPLOYEE as soon as possible.

3.8. The shares of the COMPANY subscribed by the EMPLOYEE (after exercise of the OPTIONS) will have possession equal to that of the common shares of the COMPANY as of the date of the subscription and will accordingly be provided with the coupons current on said date.

3.9. If the COMMUNICATION OF EXERCISE is not delivered to the COMPANY between the dates established by the Board of Directors for the exercise of the OPTIONS assigned or the total SUBSCRIPTION PRICE due is not paid to the COMPANY between the dates set forth in the preceding Article 3.6, the EMPLOYEE will definitively forfeit the right to exercise the OPTIONS assigned to him and the option rights referred to in the OPTIONS will be understood as definitively extinct with effect of release of the obligations assumed by the COMPANY and by the individual EMPLOYEE.

ARTICLE 4 CONTROL OF THE OPTIONS IN CASE OF TERMINATION OF THE EMPLOYEE RELATIONSHIP

4.1. The right to exercise the OPTIONS is conditioned on the EMPLOYEE still being an employee of the GROUPO on the date of receipt of the COMMUNICATION OF EXERCISE.

4.2. Accordingly, it is understood that if, in the period between (i) the date of assignment of OPTIONS and (ii) the date of receipt of the COMMUNICATION OF EXERCISE, under the terms set forth by these REGULATIONS, or the final date for the exercise of the option right, as established by the Board of Directors (hereinafter "FINAL DATE"), the employee relationship between the EMPLOYEE and the GROUP should cease due to resignation of the EMPLOYEE or dismissal for just cause or in any case for breach attributable to the EMPLOYEE, the EMPLOYEE will definitively forfeit the right to the exercise of all OPTIONS assigned to him in accordance with these REGULATIONS and will accordingly forfeit the right to subscribe the shares. Extinction of the aforesaid rights shall take place automatically without the need of any communication or formality and take effect from the moment of termination of the employee relationship, represented by express agreement from the date on which any advance notice period begins.

4.3. It is understood that if, in the period (i) between the date of assignment of OPTIONS and (ii) the FINAL DATE, the employee relationship between the EMPLOYEE and the GROUP should cease because of (a) death or (b) disability such as not to permit continuation of the employee relationship or (c) dismissal of the EMPLOYEE for reasons other than those indicated in the preceding Article 4.2, the EMPLOYEE and/or the successors or assigns of said EMPLOYEE shall have the right to exercise all OPTIONS assigned to the EMPLOYEE in accordance with these REGULATIONS. Exercise of the OPTIONS may not be done with modes other than as provided in these REGULATIONS and other than provided from time to time by the Board of Directors during assignment of the OPTIONS.

ARTICLE 5 OBLIGATION ON THE SHARES

5.1. The Board of Directors of the COMPANY has and shall have the power to establish with its own decision obligations to the circulation of the shares due in relation to the assigned OPTIONS.

ARTICLE 6 EXTRAORDINARY OPERATIONS OF THE COMPANY

6.1. The Board of Directors, in its incontrovertible judgment, may amend, in full observance of the law, the modes and conditions of exercise of the OPTIONS on the occasion of extraordinary operations such as, by way of example:

(i)  free increases in capital;

(ii) increases in capital for payment with issue in option of new shares, also in service of convertible obligations or with warrants or in service of warrants valid for their replacement and in any case all operations on capital and/or reserves that may give rise to the removal of a negotiable right;

(iii) reductions for losses;

(iv) merger and divestment operations of the COMPANY;

(v)  distribution of extraordinary dividends of the shares;

(vi) capital reduction operations by annulment of shares, except those possibly possessed by the COMPANY;

(vii) possible Public Offers of Acquisition or Exchange

ARTICLE 7 COMMUNICATIONS

7.1. All communications between the COMPANY and the EMPLOYEES relating to these REGULATIONS shall be made in writing by means of registered letter with return receipt or delivered by hand with signature of the recipient upon receipt, and they will be understood as validly made on the date of receipt by the recipient. Such communications shall be sent, as for the COMPANY, to the address of the legal headquarters to the attention of the chairman of the Board of Directors and, as for each EMPLOYEE, to the address that is communicated by said EMPLOYEE and, lacking such communication, to the address indicated to the COMPANY for the purposes of the employee relationship.

ARTICLE 8 ACCEPTANCE OF THESE REGULATIONS

8.1. Signing these REGULATIONS implies full acceptance of all provisions, terms, and conditions established and governed in said REGULATIONS.

ARTICLE 9 CHANGE IN SOCIAL SECURITY AND TAX RULES

9.1. If, due to changes taking place in the current state of the social security and tax rules and of any other application rules or in those relative to interpretation and application, the actuation of these REGULATIONS should involve subsequent social security or tax burdens or those of another nature for the COMPANY, these REGULATIONS may be modified or annulled by the COMPANY for the portion that has not yet been executed, without the recipients being able to have any right to indemnity or compensation for OPTIONS not yet attributed or attributed and not yet exercised.

ARTICLE 10 MISCELLANEOUS

10.1. It is expressly stipulated that the participation of the EMPLOYEE in the program of assignment of OPTIONS that is the object of these REGULATIONS does not constitute nor does it cause to arise any right or expectation or claim of any nature, even future, in relation to or in connection with the employee relationship of the EMPLOYEE. Said relationships will continue to be regulated by the laws and contracts in effect.

10.2. All dates set forth in these REGULATIONS shall be understood as mandatory, with it being understood that if a date corresponds to non-working day in Italy, said date will be automatically deferred to the immediately following working day.

10.3. With acceptance of these REGULATIONS, the EMPLOYEES declare and acknowledge together with the COMPANY that these REGULATIONS supersede and replace any preceding negotiation or oral or written understanding between the COMPANY and the EMPLOYEES in relation to generally intended incentive plans.

10.4. Being understood what is otherwise provided in these REGULATIONS, changes to these REGULATIONS may be made only in writing and shall be approved by the COMPANY on the one hand and by a number of EMPLOYEES that is equal to at least 51% (fifty-one percent) of the EMPLOYEES who have accepted these REGULATIONS.

10.5. Neither the COMPANY nor any of the EMPLOYEES may transfer, totally or partially, the rights and obligations deriving from these REGULATIONS, except obviously the cases of transfer because of death.

10.6. Any information relative to the Plan, or to the agreements relative to individual recipients, is of a strictly confidential nature and reserved and accordingly may not be divulged, stated, and/or transferred in any manner to the other EMPLOYEES or to third persons for the entire duration of the Plan and for three years thereafter, except for any obligations of law.

ARTICLE 11 APPLICABLE LAW

11.1. These REGULATIONS and, accordingly, also all rights relative to the OPTIONS are regulated by Italian law and must be interpreted on the basis thereof.

ARTICLE 12 ARBITRATION

12.1. Any controversy between the COMPANY, on the one hand, and every EMPLOYEE (his successor or assign), on the other, deriving from these REGULATIONS and from the agreements accessory thereto (including any controversy relative to the validity, interpretation, and application of the present arbitration clause) will be decided immediately by ordinary arbitration of right developed by a board of three arbitrators appointed as follows.

     The first Arbitrator will be appointed by the Party initiating the arbitration proceedings by means of notified act with invitation to the other Party to proceed with appointment of its own. The Party to which the invitation is directed must notify within the following 20 days the personal particulars of the Arbitrator appointed by it. The third Arbitrator, who will assume the charge of Chairman of the Arbitration Board, will be designated by mutual agreement by the first two Arbitrators already appointed by the Parties within 20 days of the appointment of the second Arbitrator or, lacking said agreement, by the Presiding Judge of the Court of Florence. The latter will also designate (upon request of the petitioning party) (i) the second Arbitrator if the Party who was to assume said designation has failed to show up on the date indicated above; and
     (ii) the person called to replace any Arbitrator who has failed to show up or has not accepted the charge, but only in the event in which said replacement has not been made by the Party that is due to provide it or, in the case of the Chairman, by the other two Arbitrators within 20 days from the date on which said Arbitrator failed to show up.

     The decision of the Arbitrators will be made according to law pursuant to the applicable rules of law and will have the force and effect of a judicial decision between the Parties in conformity with the applicable provisions of the Code of Civil Procedure.

12.2. The arbitration proceeding will be based in Florence.

12.3. With reference to proceedings vis-a-vis the COMPANY and several EMPLOYEES, the latter will be considered jointly as a single party for the purposes of the arbitration proceeding.

12.4. The expenses of the arbitration proceeding will be for the account of the Parties in accordance with the applicable decisions of the arbitration board.

ATTACHMENT TO REGULATIONS OF THE "2004-2005 EMPLOYEE INCENTIVE PLAN" HAVING COMMON SHARES OF THE COMPANY El.En S.p.A. AS OBJECT

Societa

El.En. S.p.A.
Via Baldanzese, 17
Calenzano (FI)

Attention: Mr. __________________

                                                    [Calenzano]

Hereby, in accordance with and for the purposes of Article 3 of the Regulations of the 2004-2005 Employee Incentive Plan, I am forwarding you the Communication of Exercise for ____________ Options assigned to me, providing for the payment of the Subscription Price according to the Regulations themselves.

Accordingly, please provide for the issue of the Shares due to me in accordance with the Options hereby exercised, according to the Regulations.

Best regards.

                                                                    The employee